UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) March 16, 2009

Center Financial Corporation

(Exact name of Registrant as specified in its charter)

000-50050

(Commission file number)

California	52-2380548
(State or Other Jurisdiction of Incorporation)	(IRS Employer Identification No)

3435 Wilshire Boulevard, Suite 700, Los Angeles, California 90010

(Address of principal executive offices)

(213) 251-2222

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the follow provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

The Company has filed an extension on Form 12b-25 pertaining to the filing of its Form 10-K for the year ended December 31, 2008. A copy of the press release is included as an Exhibit to this Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits

(c)	Exhibits

Exhibit No.	Description
99.1	Press Release dated March 16, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized:

CENTER FINANCIAL CORPORATION

Date: March 16, 2009	By:	/s/ Jae Whan Yoo
Jae Whan Yoo
Chief Executive Officer and President